UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 7, 2020 (December 31, 2019)

Frontier Oilfield Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-30746	75-2592165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501, Shreveport, Louisiana	71101
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 243-2610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2019, Frontier Oilfield Services, Inc. (“Frontier”) entered into a Reorganization and Stock Purchase Agreement (the “Reorganization Agreement”) to acquire 100% of the issued and outstanding equity of TRICCAR Holdings, Inc. (“TRICCAR”). As part of the transaction, Frontier will issue 80,000,000 shares of common stock, representing approximately 80% of the outstanding equity of Frontier on behalf of the prior shareholders of TRICCAR and certain other designees of TRICCAR. As a consequence, immediately subsequent to the acquisition Frontier will have approximately 100,000,000 shares of common stock outstanding.

In order to complete the reorganization without significant debt remaining in the Company, on December 31, 2019, Frontier entered into the following agreements;

1)

Effective December 31, 2019, Frontier entered into an Asset Exchange and Purchase Agreement by and among Kenneth Owens, as purchaser, and Frontier, as seller, where by certain assets in Wise County, Texas (the “Brunson Assets”) were exchanged for all debt and accrued interest owed to Owens ($4,600,000) and 2,701,168 shares of common stock, which were returned to the treasury to be cancelled.

2)

Effective December 31, 2019, the Board of Directors of Frontier accepted an offer from Mr. Newton Dorsett, an affiliate and major stockholder, whereby Frontier agreed to exchange $6,368,384 in accounts payable, accrued interest and certain ancillary assets for 6,368,384 common shares of Frontier.

3)

Effective December 31, 2019, the Board of Directors of Frontier accepted an offer from Donald Lawhorne, the Chairman and Chief Executive Officer of Frontier, to exchange

$130,000 of unpaid loans and accrued interest for 130,000 common shares of Frontier.

4)

Effective December 31, 2019, the Board of Directors of Frontier adopted resolutions authorizing the issuance of shares of common stock of Frontier to certain individuals in the following amounts

Donald Lawhorne	421,303
Bernard R O’Donnell	421,303
John Stimpson	300,000
Joseph Lindquist	200,000
Daniel Walters	100,000

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
10.1	Reorganization Agreement among Frontier Oilfield Services, Inc., TRICCAR Holdings, Inc. and shareholders of Frontier dated as of November 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 7, 2019	Frontier Oilfield Services, Inc. (Registrant)

	By:	/s/ Don Lawhorne
Don Lawhorne,
Chief Executive Officer